UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (date of earliest event reported): March 12, 2008

                         Citizens Communications Company
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             (Exact name of registrant as specified in its charter)

                                    Delaware
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                 (State or other jurisdiction of incorporation)

          001-11001                                    06-0619596
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   (Commission File Number)                 (IRS Employer Identification No.)


       3 High Ridge Park, Stamford, Connecticut               06905
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       (Address of principal executive offices)             (Zip Code)

                                 (203) 614-5600
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              (Registrant's telephone number, including area code)


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                   (Former name or former address, if changed
                              since last report.)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     | | Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     | | Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     | | Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     | | Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Principal Officers; Election of Directors;
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            Appointment of Principal Officers; Compensatory Arrangements of
            ---------------------------------------------------------------
            Certain Officers.
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     On March 12, 2008, Bradley E. Singer, a member of the Board of Directors of Citizens Communications Company, informed the Company that he had determined not to stand for re-election at the Company's 2008 annual meeting of stockholders to be held on May 15, 2008.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   CITIZENS COMMUNICATIONS COMPANY


Date:  March 17, 2008              By:/s/ Robert J. Larson
                                      -----------------------------------------
                                        Robert J. Larson
                                        Senior Vice President and
                                        Chief Accounting Officer


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